UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 12, 2026

ENERGY FOCUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36583	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road Suite B	Solon,	OH	44139
(Address of principal executive offices)			(Zip Code)

(440) 715-1300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EFOI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 12, 2026, Energy Focus, Inc., a Delaware corporation (the “Company”) held its annual meeting of the stockholders (the “Annual Meeting”) for its fiscal year ended December 31, 2025. Set forth below are the two proposals that were voted on at the Annual Meeting and the corresponding stockholder votes on each such proposal, as certified by the inspector of elections for the Annual Meeting. These proposals are described in further detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 28, 2026.

As of April 15, 2026, the record date for the Annual Meeting, there were 6,303,433 shares of Common Stock, par value $0.0001 per share, entitled to one vote per share (the “Common Stock”) and 876,447 shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share, entitled to 0.01582 of a vote per share (the “Series A Convertible Preferred Stock”) issued, outstanding and entitled to vote. Holders of an aggregate of 4,447,158 shares of the Company’s Common Stock and Series A Convertible Preferred Stock were present in person or represented by proxy at the Annual Meeting, representing 70.39% of the voting power of the Company’s outstanding shares entitled to vote at the meeting, which constitutes a quorum.

With respect to the proposals, the results of the voting were as follows:

Proposal 1: Election of Directors

Director Nominees	For	Withheld	Broker Non-Votes
Kin-Fu Chen	3,925,590	6,714	514,854
Jay (Chiao-Chieh) Huang	3,925,424	6,880	514,854
Wen-Jeng Chang	3,925,589	6,715	514,854
Shou-Jang Lee	3,925,673	6,631	514,854
Chao-Jen Huang	3,925,590	6,714	514,854
Wen-Cheng Chen	3,925,672	6,632	514,854
Sophia Ann Shee	3,925,577	6,727	514,854

The seven directors listed above were elected to serve until the next annual meeting of the stockholders or until their respective successors are duly elected or appointed.

Proposal 2: To ratify the appointment of GBQ Partners LLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026. Broker Non-Votes have been counted in the voting results below:

For	Against	Abstain
4,401,084	16,083	29,991

The proposal to ratify the appointment of GBQ Partners LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was approved and adopted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2026

ENERGY FOCUS, INC.

	By:	/s/ Chiao Chieh (Jay) Huang
	Name:	Chiao Chieh (Jay) Huang
	Title:	Chief Executive Officer